                                                                    Exhibit 99.1

NEWS BULLETIN
FOR IMMEDIATE RELEASE
August 8, 2006

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266  o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
           Jerry R. Levine o Ph: (914) 244-0292 o Fax: (914) 244-0295
                      Email: jerry.levine@worldnet.att.net
--------------------------------------------------------------------------------


                  AAON REPORTS RECORD SALES AND HIGHER EARNINGS



TULSA, OK, AUGUST 8, 2006 - AAON, Inc. (NASDAQ-AAON) today announced its operating results for the second quarter and six-month period ended June 30, 2006.

In the quarter, revenues were a record high of $59,137,000, up 30.3% from $45,394,000 during the corresponding period in 2005, and net income increased 10.6% to $3,455,000 or $0.27 per share compared to $3,125,000 or $0.24 per share for the same period a year ago. Per share earnings are on a diluted basis.

Norman H. Asbjornson, President and CEO, stated that, "The increase in sales was attributable to an increase in the commercial and industrial construction activity, the Company's new and redesigned products being favorably received by its customers, and price increases during 2006." He said, "The increase in earnings resulted from both higher volume and price increases, partially offset by continuing material cost increases which decreased gross margins."

Net sales for the first six months of 2006 were up 27.9%, $112,757,000, compared to $88,174,000 in 2005, and earnings increased by 12.3% to $7,198,000 or $0.57 per share, compared to $6,412,000 or $0.50 per share.

Mr. Asbjornson said that, "Based upon our current record backlog of orders and the continuing trend of strong incoming orders, we believe that our full year 2006 total sales will be significantly above the 2005 level. The Company is currently seeing a moderating environment of raw material and component pricing and, if this trend continues, it should enable the Company to achieve improvement in gross margins over the remainder of the year."

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.

                                      (1)

                            AAON, Inc. & Subsidiaries
                      Consolidated Statements of Operations
                                   (unaudited)

                                                    Three Months Ended                              Six Months Ended
                                           June 30, 2006          June 30, 2005           June 30, 2006         June 30, 2005
                                          -------------------------------------------------------------------------------------
                                                            (in thousands, except share and per share data)

Net sales                                      $ 59,137               $ 45,394               $ 112,757             $  88,174

Cost of sales                                    49,018                 37,022                  92,254                69,752
                                          ----------------       ----------------        ----------------      ----------------
     Gross profit                                10,119                  8,372                  20,503                18,422

Selling, general and
  administrative expenses                         4,853                  3,810                   9,418                 8,573
                                          ----------------       ----------------        ----------------      ----------------
     Income from operations                       5,266                  4,562                  11,085                 9,849

Interest expense                                    (10)                    (4)                    (22)                   (6)

Interest income                                      15                     11                      24                    25

Other income                                        138                     54                     264                   190
                                          ----------------       ----------------        ----------------      ----------------
Income before income taxes                        5,409                  4,623                  11,351                10,058

Income tax provision                              1,954                  1,498                   4,153                 3,646
                                          ----------------       ----------------        ----------------      ----------------
     Net income                                $  3,455               $  3,125               $   7,198             $   6,412
                                          ================       ================        ================      ================
Earnings Per Share:
   Basic                                       $   0.28               $   0.25               $    0.59             $    0.52
                                          ================       ================        ================      ================
   Diluted                                     $   0.27               $   0.24               $    0.57             $    0.50
                                          ================       ================        ================      =================
Weighted Average Shares Outstanding:
   Basic                                     12,315,485             12,360,071              12,296,426            12,373,381
                                          ================       ================        ================      ================
   Diluted                                   12,666,393             12,786,294              12,650,201            12,790,635
                                          ================       ================        ================      ================

                                      (2)

                            AAON, Inc. & Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                          June 30,                    December 31,
                                                                            2006                          2005
                                                                   -----------------------------------------------------
                                                                      (in thousands, except share and per share data)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                          $      66                     $     837
     Certificate of deposit                                                 1,000                         1,000
     Accounts receivable, net                                              37,637                        32,487
     Inventories, net                                                      23,895                        23,708
     Prepaid expenses                                                         383                         1,041
     Deferred income tax                                                    3,670                         3,877
                                                                 -----------------------       -----------------------
Total current assets                                                       66,651                        62,950
                                                                 -----------------------       -----------------------

PROPERTY, PLANT AND EQUIPMENT
     Land                                                                   2,230                         2,193
     Buildings                                                             29,990                        28,953
     Machinery and equipment                                               70,043                        58,983
     Furniture and fixtures                                                 5,707                         5,514
                                                                 -----------------------       -----------------------
     Total property, plant & equipment                                    107,970                        95,643
     Less:  accumulated depreciation                                       49,530                        45,062
                                                                 -----------------------       -----------------------
     Net property, plant & equipment                                       58,440                        50,581
                                                                 -----------------------       -----------------------
NOTES RECEIVABLE, LONG-TERM                                                    75                            75
                                                                 -----------------------       -----------------------
Total assets                                                            $ 125,166                     $ 113,606
                                                                 =======================       =======================
LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Revolving credit facility                                          $   2,225                     $       -
     Current maturities of long-term debt                                     108                           108
     Accounts payable                                                      16,481                        11,643
     Accrued liabilities                                                   17,518                        17,827
                                                                 -----------------------       -----------------------
Total current liabilities                                                  36,332                        29,578
                                                                 -----------------------       -----------------------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                         5                            59
                                                                 -----------------------       -----------------------
DEFERRED TAX LIABILITY                                                      3,969                         4,474
                                                                 -----------------------       -----------------------
STOCKHOLDERS' EQUITY
     Preferred Stock, $.001 par, 5,000,000 shares
       authorized, no shares issued                                             -                             -
     Common Stock, $.004 par, 50,000,000 shares
       authorized, and 12,335,891 and 12,233,558
       issued and outstanding at June 30, 2006,
       and December 31, 2005, respectively                                     49                            49
     Additional paid-in capital                                               622                             -
     Accumulated other comprehensive income, net of tax                       848                           513
     Retained earnings                                                     83,341                        78,933
                                                                 -----------------------       -----------------------
Total stockholders' equity                                                 84,860                        79,495
                                                                 -----------------------       -----------------------
Total liabilities and stockholders' equity                              $ 125,166                     $ 113,606
                                                                 =======================       =======================

                                      (3)

                            AAON, Inc. & Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                            Six Months                Six Months
                                                                               Ended                     Ended
                                                                           June 30, 2006             June 30, 2005
                                                                       -----------------------------------------------
                                                                                       (in thousands)
OPERATING ACTIVITIES
     Net income                                                                $  7,198                   $  6,412
       Adjustments to reconcile net income to net cash
       provided by operating activities:
         Depreciation                                                             4,478                      4,019
         Provision for losses on accounts receivable                                375                        149
         Loss on disposition of assets                                                -                         28
         Share-based compensation                                                   236                          -
         Excess tax benefits from stock options exercised                        (1,270)                         -
         Deferred income taxes                                                     (298)                    (1,108)
         Changes in assets and liabilities:
                Accounts receivable                                              (5,525)                      (759)
                Inventories                                                        (187)                    (2,342)
                Prepaid expenses                                                    658                        247
                Accounts payable                                                  4,838                     (1,103)
                Accrued liabilities                                                 961                        539
                                                                       --------------------       --------------------
     Net cash provided by operating activities                                   11,464                      6,082


INVESTING ACTIVITIES
     Proceeds from matured certificate of deposit                                 2,000                      3,000
     Investment in certificate of deposit                                        (2,000)                    (2,500)
     Notes receivable, long-term                                                      -                        (75)
     Capital expenditures                                                       (12,337)                    (5,471)
                                                                       --------------------       --------------------
     Net cash used in investing activities                                      (12,337)                    (5,046)


FINANCING ACTIVITIES
     Borrowings under revolving credit facility                                  22,810                     10,971
     Payments under revolving credit facility                                   (20,585)                   (10,713)
     Payments of long-term debt                                                     (54)                       (51)
     Stock options exercised                                                      1,002                        491
     Excess tax benefits from stock options exercised                             1,270                          -
     Repurchase of stock                                                         (2,199)                    (2,401)
     Cash dividends paid to stockholders                                         (2,478)                         -
                                                                       --------------------       --------------------
     Net cash used in financing activities                                         (234)                    (1,703)
                                                                       --------------------       --------------------
Effect of exchange rate on cash                                                     336                        (91)
                                                                       --------------------       --------------------
Net decrease in cash and cash equivalents                                          (771)                      (758)
                                                                       --------------------       --------------------
Cash and cash equivalents, beginning of year                                        837                        994
                                                                       --------------------       --------------------
Cash and cash equivalents, end of period                                       $     66                   $    236
                                                                       ====================       ====================

                                      (4)

                           AAON, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                                   (unaudited)
                                                    Three Months Ended                              Six Months Ended
                                           June 30, 2005          June 30, 2004            June 30, 2005        June 30, 2004
                                          -------------------------------------------------------------------------------------
                                                            (in thousands, except share and per share data)
Net sales                                      $ 45,394               $ 43,019                $  88,174            $  80,513

Cost of sales                                    37,022                 36,664                   69,752               66,457
                                          ----------------       ----------------        -----------------     ----------------
     Gross profit                                 8,372                  6,355                   18,422               14,056

Selling, general and
  administrative expenses                         3,863                  3,791                    8,545                7,758
                                          ----------------       ----------------        -----------------     ----------------
     Income from operations                       4,509                  2,564                    9,877                6,298

Interest expense                                     (4)                   (10)                      (6)                 (27)

Interest income                                      11                     83                       25                  164

Other income (expense), net                         107                    (27)                     162                  (25)
                                          ----------------       ----------------        -----------------     ----------------
Income before income taxes                        4,623                  2,610                   10,058                6,410

Income tax provision                              1,498                  1,039                    3,646                2,502
                                          ----------------       ----------------        -----------------     ----------------
     Net income                                $  3,125               $  1,571                $   6,412            $   3,908
                                          ================       ================        =================     ================
Earnings per share:
   Basic                                       $   0.25               $   0.13                $    0.52            $    0.31
                                          ================       ================        =================     ================
   Diluted                                     $   0.24               $   0.12                $    0.50            $    0.30
                                          ================       ================        =================     ================
Weighted average shares outstanding:
   Basic                                         12,360                 12,457                   12,373               12,470
                                          ================       ================        =================     ================
   Diluted                                       12,786                 12,967                   12,791               12,982
                                          ================       ================        =================     ================

                                      (5)

                           AAON, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                    June 30,                    December 31,
                                                                      2005                          2004
                                                           ------------------------------------------------------
                                                              (in thousands, except share and per share data)
Assets
Current assets:
     Cash and cash equivalents                                     $     236                     $     994
     Certificate of deposit                                            2,500                         3,000
     Accounts receivable, net                                         27,731                        27,121
     Inventories, net                                                 23,210                        20,868
     Prepaid expenses and other                                          231                           478
     Deferred tax assets                                               4,343                         3,537
                                                            -----------------------       -----------------------
Total current assets                                                  58,251                        55,998
                                                            -----------------------       -----------------------
Property, plant and equipment
     Land                                                              2,149                         2,082
     Buildings                                                        27,291                        26,805
     Machinery and equipment                                          56,788                        52,540
     Furniture and fixtures                                            5,261                         4,819
                                                            -----------------------       -----------------------
     Total property, plant & equipment                                91,489                        86,246
     Less:  accumulated depreciation                                  40,836                        37,017
                                                            -----------------------       -----------------------
     Net property, plant & equipment                                  50,653                        49,229
                                                            -----------------------       -----------------------
     Notes receivable, long-term                                          75                             -
                                                            -----------------------       -----------------------
Total assets                                                       $ 108,979                     $ 105,227
                                                            =======================       =======================

Liabilities and Stockholders' Equity
Current Liabilities:
     Revolving credit agreement                                          258                             -
     Current maturities of long-term debt                                108                           108
     Accounts payable                                                 11,779                        12,882
     Accrued liabilities                                              15,171                        15,069
                                                            -----------------------       -----------------------
Total current liabilities                                             27,316                        28,059
                                                            -----------------------       -----------------------
Long-term debt, less current maturities                                  116                           167
                                                            -----------------------       -----------------------
Deferred tax liabilities                                               5,528                         5,830
                                                            -----------------------       -----------------------

Stockholders' equity
     Preferred Stock, $.001 par, 5,000,000 shares
       Authorized, no shares issued                                        -                             -
     Common Stock, $.004 par, 50,000,000 shares
       Authorized, and 12,314,733 and 12,349,583
       issued and outstanding at June 30, 2005,
       and December 31, 2004, respectively                                49                            49
     Accumulated other comprehensive income                              156                           247
     Retained earnings                                                75,814                        70,875
                                                            -----------------------       -----------------------
Total stockholders' equity                                            76,019                        71,171
                                                            -----------------------       -----------------------
Total liabilities and stockholders' equity                         $ 108,979                     $ 105,227
                                                            =======================       =======================

                                      (6)

                           AAON, Inc. and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                            Six Months                Six Months
                                                                               Ended                     Ended
                                                                           June 30, 2005             June 30, 2004
                                                                       -----------------------------------------------
                                                                                       (in thousands)
Operating Activities
     Net income                                                                $  6,412                   $  3,908
       Adjustments to reconcile net income to net
       cash provided by operating activities:
          Depreciation                                                            4,019                      3,088
          Provision for losses on accounts receivable                               149                        578
          Loss on disposition of assets                                              28                          4
          Deferred income taxes                                                  (1,108)                         -
       Changes in assets and liabilities, net of effects
       of acquisition:
                Accounts receivable                                                (759)                    (1,561)
                Inventories                                                      (2,342)                    (1,862)
                Prepaid expenses and other                                          247                      1,891
                Accounts payable                                                 (1,103)                    (1,755)
                Accrued liabilities                                                 539                        711
                                                                       -----------------------------------------------
     Net cash provided by operating activities                                    6,082                      5,002

Investing Activities
     Cash paid for acquisition                                                        -                     (1,778)
     Proceeds from sale of property, plant and equipment                              -                         13
     Proceeds from matured certificate of deposit                                 3,000                     10,000
     Investment in certificate of deposit                                        (2,500)                    (3,500)
     Notes receivable, long-term                                                    (75)                         -
     Capital expenditures                                                        (5,471)                    (8,199)
                                                                       -----------------------------------------------
     Net cash used in investing activities                                       (5,046)                    (3,464)

Financing Activities
     Borrowings under revolving credit agreement                                 10,971                     29,265
     Payments under revolving credit agreement                                  (10,713)                   (34,621)
     Payments on long-term debt                                                     (51)                         -
     Stock options exercised                                                        491                        632
     Repurchase of stock                                                         (2,401)                    (2,977)
                                                                       -----------------------------------------------
     Net cash used in financing activities                                       (1,703)                    (7,701)
                                                                       -----------------------------------------------
Effect of exchange rate of cash                                                     (91)                        (6)
                                                                       -----------------------------------------------
Net decrease in cash                                                               (758)                    (6,169)
                                                                       -----------------------------------------------
Cash and cash equivalents, beginning of period                                      994                      6,186
                                                                       -----------------------------------------------
Cash and cash equivalents, end of period                                       $    236                   $     17
                                                                       ===============================================

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